                                                                     EXHIBIT 1.1

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                       NORTHWESTERN CAPITAL FINANCING III
                      (a Delaware statutory business trust)





                            NORTHWESTERN CORPORATION
                            (a Delaware corporation)




                      4,000,000 TRUST PREFERRED SECURITIES





                              8.10% TRUST PREFERRED
                                   SECURITIES
              (Liquidation Amount $25 Per Trust Preferred Security)



                             UNDERWRITING AGREEMENT










Dated:  January 24, 2002



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                                Table of Contents

PURCHASE AGREEMENT

Section 1.        Representations and Warranties..................................................................3
         (a)    Representations and Warranties by the Company and the Trust.......................................3
                (i)      Compliance with Registration Requirements................................................4
                (ii)     Incorporated Documents...................................................................4
                (iii)    Independent Accountants..................................................................5
                (iv)     Financial Statements.....................................................................5
                (v)      No Material Adverse Change in Business...................................................5
                (vi)     Good Standing of the Company.............................................................5
                (vii)    Good Standing of Subsidiaries............................................................6
                (viii)   Existence of Trust.......................................................................6
                (ix)     Common Securities........................................................................6
                (x)      Authorization of Declaration.............................................................6
                (xi)     Guarantee Agreements.....................................................................7
                (xii)    Preferred Securities.....................................................................7
                (xiii)   Authorization of Indenture...............................................................7
                (xiv)    Authorization of Debentures..............................................................7
                (xv)     Authorization of Agreement...............................................................8
                (xvi)    Capitalization...........................................................................8
                (xvii)   Absence of Defaults and Conflicts........................................................8
                (xviii)  Absence of Labor Dispute.................................................................9
                (xix)    Absence of Proceedings...................................................................9
                (xx)     Accuracy of Exhibits.....................................................................9
                (xxi)    Possession of Intellectual Property......................................................9
                (xxii)   Absence of Further Requirements.........................................................10
                (xxiii)  Possession of Licenses and Permits......................................................10
                (xxiv)   Title to Property.......................................................................10
                (xxv)    Investment Company Act..................................................................10
                (xxvi)   Environmental Laws......................................................................11
                (xxvii)  FERC....................................................................................11
         (b)    Officers' Certificates...........................................................................11

Section 2.        Sale and Delivery to Underwriters; Closing.....................................................11
         (a)    Initial Preferred Securities.....................................................................11
         (b)    Option Preferred Securities......................................................................11
         (c)    Payment..........................................................................................12
         (d)    Denominations; Registration......................................................................13

Section 3.        Covenants of the Company and the Trust.........................................................13
         (a)    Compliance with Securities Regulations and Commission Requests...................................13
         (b)    Filing of Amendments.............................................................................13
         (c)    Delivery of Registration Statements..............................................................14
         (d)    Delivery of Prospectus...........................................................................14

         (e)    Continued Compliance with Securities Laws........................................................14
         (f)    Blue Sky Qualifications..........................................................................14
         (g)    Rule 158.........................................................................................15
         (h)    Use of Proceeds..................................................................................15
         (i)    Listing..........................................................................................15
         (j)    Restriction on Sale of Securities................................................................15
         (k)    Reporting Requirements...........................................................................15

Section 4.        Payment of Expenses............................................................................15
         (a)    Expenses.........................................................................................15
         (b)    Termination of Agreement.........................................................................16

Section 5.        Conditions of Underwriters' Obligations........................................................16
         (a)    Effectiveness of Registration Statement..........................................................16
         (b)    Opinions of Counsel for Company..................................................................16
         (c)    Opinion of Special Delaware Counsel for the Trust and the Company................................17
         (d)    Opinions of Counsel for the Property Trustee, the Debenture Trustee and the Guarantee Trustee....17
         (e)    Opinion of Counsel for Underwriters..............................................................17
         (f)    Officers' Certificates...........................................................................17
         (g)    Accountants' Comfort Letters.....................................................................18
         (h)    Bring-down Comfort Letters.......................................................................18
         (i)    Approval of Listing..............................................................................18
         (j)    Maintenance of Rating............................................................................18
         (k)    Conditions to Purchase Option Preferred Securities...............................................18
         (l)    Additional Documents.............................................................................20
         (m)    Termination of Agreement.........................................................................20

Section 6.        Indemnification................................................................................20
         (a)    Indemnification of Underwriters..................................................................20
         (b)    Indemnification of Trust by Company..............................................................21
         (c)    Indemnification of Trust, Company, Directors and Officers........................................21
         (d)    Actions against Parties; Notification............................................................21
         (e)    Settlement without Consent if Failure to Reimburse...............................................22

Section 7.        Contribution...................................................................................22

Section 8.        Representations, Warranties and Agreements to Survive Delivery.................................24

Section 9.        Termination of Agreement.......................................................................24
         (a)    Termination; General.............................................................................24
         (b)    Liabilities......................................................................................24

Section 10.       Default by One or More of the Underwriters.....................................................25

Section 11.       Notices........................................................................................26

Section 12.       Parties........................................................................................26

Section 13.       GOVERNING LAW AND TIME.........................................................................26

Section 14.       Effect of Headings.............................................................................26

SCHEDULES
         Schedule  A - List of Underwriters...............................................................Sch A-1
         Schedule  B - List of Subsidiaries...............................................................Sch B-1

EXHIBITS

         Exhibit  A - Forms of Opinions of Company's Special Counsel........................................A-1-1
         Exhibit  B - Form of Opinion of Company's Counsel....................................................B-1
         Exhibit  C - Form of Opinion of Special Delaware Counsel for the Trust...............................C-1

                       NORTHWESTERN CAPITAL FINANCING III
                      (a Delaware statutory business trust)



                            NORTHWESTERN CORPORATION
                            (a Delaware corporation)

                               4,000,000 shares of



                                      8.10%

                                 TRUST PREFERRED
                                   SECURITIES


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                January 24, 2002

Morgan Stanley & Co. Incorporated
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
SALOMON SMITH BARNEY INC.,
as Representatives of the several Underwriters named in Schedule A hereto c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

         Northwestern Capital Financing III (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq.) confirms its agreement with Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and each of the Underwriters named in Schedule A hereto (collectively the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. are acting as Representatives (in such capacity, the "Representatives") with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of 8.10% Trust Preferred Securities (liquidation amount $25 per preferred security) in the respective numbers set forth in said Schedule A hereto (the "Initial Preferred Securities"), and with respect to the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of the additional Preferred Securities described below to cover over-allotments, if any. The aforesaid 4,000,000 Initial

Preferred Securities and all or part of the 600,000 Preferred Securities subject to the option described in Section 2(b) hereof (the "Option Preferred Securities") are hereinafter called, collectively, the "Preferred Securities." The Preferred Securities are more fully described in the Prospectus (as defined below).

         The Preferred Securities will be guaranteed by NorthWestern Corporation (a Delaware corporation) (the "Company"), to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of the Closing Time (as defined herein), executed and delivered by the Company and Wilmington Trust Company (the "Guarantee Trustee"). The Company and the Trust each understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of the Closing Time, executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase $103,092,800 aggregate principal amount of 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "Debentures") issued by the Company and, if all or part of the Option Preferred Securities are purchased, up to approximately an additional $15,463,925 aggregate principal amount of Debentures (the "Option Debentures"). The aforesaid Initial Debentures and Option Debentures are hereinafter called, collectively, the "Debentures." The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Closing Time (the "Declaration"), among the Company, as Sponsor, Wilmington Trust Company, as property trustee (the "Property Trustee"), and Merle D. Lewis and Richard R. Hylland, as administrative trustees (the "Administrative Trustees" and together with the Property Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to an Indenture, dated as of August 1, 1995 (the "Base Indenture"), between the Company and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, N.A.), as trustee (the "Debenture Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Time (the "Supplemental Indenture," and together with the Base Indenture as heretofore supplemented and amended, the "Indenture"), between the Company and the Debenture Trustee. The Preferred Securities, the Preferred Securities Guarantee and the Debentures are collectively referred to herein as the "Securities." Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

         The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 333-58491 and 333-82707), including a prospectus, relating to securities of the Company and the Trust. Such registration statements were filed under the Securities Act of 1933, as amended (the "1933 Act"), and have become effective. Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a prospectus in accordance with the provisions of paragraph (b) of Rule 424 ("Rule 424(b)") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). The prospectus included in the registration statement No. 333-82707 at the time it became effective, as supplemented to reflect the terms of the Securities and the terms of the offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations, including all material incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. "Preliminary prospectus" shall be deemed to refer to (i) any prospectus used before the Registration Statement (as defined herein) became effective and (ii) any prospectus that omitted, as applicable, information pursuant to Rule 430A(b) of the 1933 Act Regulations or other information to be included upon pricing in a prospectus filed with the Commission pursuant to Rule 424(b) and was used after such effectiveness and prior to the initial delivery of the Prospectus to the underwriters by the Company. Such registration statements, including the exhibits thereto (other than Form T-1), schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time registration statement No. 333-82707 became effective and including the prospectus included in such registration statement at the time it became effective, as supplemented to reflect the terms of the Securities and the terms of the offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations, are collectively herein called the "Registration Statement", provided that references to the Registration Statement at the time it became effective shall not be deemed to include the information first filed pursuant to and in accordance with Rule 424(b) under the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND THE TRUST. The Company and the Trust jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

             (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Trust, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement and any post-effective amendments thereto became effective, at the time of the filing by the Company of any annual report on Form 10-K, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement or Prospectus or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Form T-1") under the Trust Indenture Act of the Debenture Trustee, the Property Trustee and the Guarantee Trustee.

         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

             (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration

Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and any summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement. In addition, any pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

             (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for dividends on the 4-1/2% Series and the 6-1/2% Series of preferred stock and regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (vi) GOOD STANDING OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority and franchises to own or lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is authorized as a domesticated foreign corporation to transact business, and is in good standing, in the State of Nebraska and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

             (vii) GOOD STANDING OF SUBSIDIARIES. Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company and each of Expanets, Inc., Blue Dot Services Inc., NorthWestern Growth Corporation and CornerStone Propane Partners, L.P. (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized or formed and is validly existing as a corporation or a limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and all of the capital stock or limited partnership interests, as the case may be, of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or limited partnership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule B hereto.

             (viii) EXISTENCE OF TRUST. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus and is not required to be authorized to do business in any other jurisdiction.

             (ix) COMMON SECURITIES. The Common Securities have been duly authorized by the Declaration and, when duly executed by the Trustee and authenticated in the manner provided in the Declaration and issued and delivered by the Trust to the Company in accordance with the terms of the Declaration and against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (x) AUTHORIZATION OF DECLARATION. The Declaration has been duly authorized by the Company and duly qualified under the 1939 Act and, when validly executed and delivered by the Company and the Administrative Trustees, and assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Property Trustee, the

Declaration will constitute a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xi) GUARANTEE AGREEMENTS. The Preferred Securities Guarantee Agreement has been duly authorized by the Company and duly qualified under the 1939 Act, the Common Securities Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustee, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xii) PREFERRED SECURITIES. The Preferred Securities have been duly authorized by the Declaration and, when duly executed by the Trustees and authenticated in the manner provided for in the Declaration and issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

             (xiii) AUTHORIZATION OF INDENTURE. The Indenture has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered by the Company and assuming the due authorization, execution and delivery of the Indenture by the Debenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xiv) AUTHORIZATION OF DEBENTURES. The Debentures have been duly authorized by the Company, and when executed by the Company, authenticated and delivered by the

Debenture Trustee and issued and delivered by the Company in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

             (xv) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

             (xvi) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for the Company's issuance of 3.68 million shares of common stock in October 2001 and subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

             (xvii) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company, any of its subsidiaries nor the Trust is in violation of its charter or by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, any of its subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, any subsidiary or the Trust is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Trust with their obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary or the Trust pursuant to, the Agreements and Instruments (except for Repayment Events or such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (A) the provisions of the charter or by-laws or other organizational documents of the Company, any subsidiary or the Trust or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their assets, properties or operations, except, in the case of clause (B) hereof, for such violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any subsidiary or the Trust prior to the scheduled maturity thereof or any other scheduled payment date.

             (xviii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which may reasonably be expected to result in a Material Adverse Effect.

             (xix) ABSENCE OF PROCEEDINGS. Other than as disclosed in the Registration Statement, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Trust of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

             (xx) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

             (xxi) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them except in cases in which the failure to own or possess such Intellectual Property would not have a Material Adverse Effect and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement, conflict, invalidity or inadequacy, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect.

             (xxii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or the Trust of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained, except as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws, except for the FERC Order (as defined herein) and except for the qualification of the Indenture, the Declaration and the Guarantee Agreements under the 1939 Act.

             (xxiii) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to have such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would result in a Material Adverse Effect.

             (xxiv) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all material real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (a) except such as are described in the Prospectus, (b) except for liens and encumbrances granted under debt agreements identified in the Prospectus and (c) except such as would not have a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

             (xxv) INVESTMENT COMPANY ACT. Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act") required to register under the 1940 Act.

             (xxvi) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

             (xxvii) FERC. The Federal Energy Regulatory Commission ("FERC") has issued an appropriate order or orders with respect to the issuance and sale of the Securities in accordance with this Agreement ("FERC Order"); the FERC Order is in full force and effect; and the issuance and sale of the Securities are in conformity with the terms of the FERC Order.

         (b) OFFICERS' CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries or the Trust delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, respectively, to each Underwriter as to the matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) INITIAL PREFERRED SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price of $25 per Preferred Security, the number of Initial Preferred Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) OPTION PREFERRED SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 600,000 Preferred Securities (the "Option Preferred Securities") at a price per Option Preferred Security equal to the price per Initial Preferred Security plus accumulated distributions, if any, from January 31, 2002 to the date of delivery and payment. Such option will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Preferred Securities upon notice by the Representatives to the Trust and the Company setting forth the number of Option Preferred Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Preferred Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by the Representatives, the Trust and the Company, but shall not be sooner than four business days or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless agreed by the Representatives, the Trust and the Company. If the option is exercised as to all or any portion of the Option Preferred Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Preferred Securities then being purchased which the number of Initial Preferred Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Preferred Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) PAYMENT. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Debentures, the Company hereby agrees to pay at the Closing Time and at each Date of Delivery to the Underwriters a commission of $0.7875 per Preferred Security. Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives, the Company and the Trust, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Trust (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Preferred Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Preferred Securities, shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives, the Trust and the Company, on the relevant Date of Delivery as specified in the notice from the Representatives to the Trust and the Company.

         Payment shall be made to the Trust by wire transfer of immediately available funds to the order of the Trust, against delivery to Morgan Stanley & Co. Incorporated for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. It is understood that each Underwriter has authorized Morgan Stanley & Co. Incorporated, for its account, to accept delivery of, receipt for, and make payment of the purchase price for the Initial Preferred Securities and the Option Preferred Securities, if any, which it has agreed to purchase. Morgan Stanley & Co. Incorporated, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Preferred Securities or the Option Preferred Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         At Closing Time, or the Date of Delivery, as the case may be, the Company will pay, or cause to be paid, the commission payable at such time under this Section 2 to Morgan Stanley & Co. Incorporated on behalf of the Underwriters by wire transfer of immediately available funds.

         (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Preferred Securities and the Option Preferred Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Preferred Securities and the Option Preferred Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 5:00 P.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. COVENANTS OF THE COMPANY AND THE TRUST. The Company and the Trust jointly and severally covenant with each Underwriter as follows:

         (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company and the Trust, subject to Section 3(b), will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus, or of the suspension of the qualification of the Preferred Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceedings for any of such purposes. The Company and the Trust will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company and the Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) FILING OF AMENDMENTS. The Company and the Trust will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Representatives shall reasonably object.

         (c) DELIVERY OF REGISTRATION STATEMENTS. The Company and the Trust have furnished or will deliver to the Representatives and counsel for the Underwriters, at their request and without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), and conformed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) DELIVERY OF PROSPECTUS. The Company and the Trust have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company and the Trust will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Trust will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) BLUE SKY QUALIFICATIONS. The Company and the Trust will each use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Preferred Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; PROVIDED, HOWEVER, that neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Preferred Securities have been so qualified, the Company and the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

         (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) USE OF PROCEEDS. The Trust and the Company will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (i) LISTING. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

         (j) RESTRICTION ON SALE OF SECURITIES. During a period of 30 days from the date hereof, neither the Company nor the Trust will, without the prior written consent of Morgan Stanley & Co. Incorporated, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Preferred Securities or Debentures or any securities convertible into, or exercisable or exchangeable for Preferred Securities or Debentures or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Preferred Securities or Debentures, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Preferred Securities, Debentures or such other securities referenced above, in cash or otherwise. The foregoing sentence shall not apply to the Preferred Securities or Debentures to be sold hereunder.

         (k) REPORTING REQUIREMENTS. The Company and the Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         Section 4. PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement, including
(i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Preferred Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Trust's counsel, accountants and other advisors, (v) the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses of any transfer agent or registrar for the Preferred Securities, (viii) the reasonable fees and expenses of the Debenture Trustee, including the fees of the securities rating services and disbursements of counsel for the Debenture Trustee in connection with the Indenture and the Debentures, (ix) the reasonable fees and expenses of the Delaware Trustee, the Property Trustee and the Guarantee Trustee, including the reasonable fees and disbursements of counsel for the Delaware Trustee, the Property Trustee and the Guarantee Trustee, (x) any reasonable fees payable in connection with the rating of the Preferred Securities and the Debentures, (xi) the cost and charges associated with the approval of the Preferred Securities by The Depository Trust Company for "book-entry" transfer and (xii) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Debentures on the New York Stock Exchange.

         (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         Section 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Trust contained in Section 1 hereof or in certificates of any officer of the Company, any subsidiary of the Company or any Trustee delivered pursuant to the provisions hereof, to the performance by the Company and the Trust of their respective covenants and other obligations hereunder, and to the following further conditions:

         (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus shall have been filed with the Commission in accordance with Rule 424(b).

         (b) OPINIONS OF COUNSEL FOR COMPANY.

                    (i) OPINIONS OF SPECIAL COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the opinions, dated as of Closing Time, of Paul, Hastings, Janofsky & Walker LLP, special counsel and special tax counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

                    (ii) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Alan D. Dietrich, Esq., Vice President Legal Administration of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and such further effect as counsel to the Underwriters may reasonably request.

         (c) OPINION OF SPECIAL DELAWARE COUNSEL FOR THE TRUST AND THE COMPANY. At Closing Time, the Representatives shall have received the opinion, dated as of the Closing Time, of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, in form and substance satisfactory to counsel for the Underwriters together with signed or reproduced copies of such letter for each of the Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (d) OPINIONS OF COUNSEL FOR THE PROPERTY TRUSTEE, THE DEBENTURE TRUSTEE AND THE GUARANTEE TRUSTEE. At Closing Time, the Representatives shall have received opinions, dated as of Closing Time, of Richards, Layton & Finger, P.A., counsel to the Property Trustee and Guarantee Trustee, and of Seward & Kissel LLP, counsel to the Debenture Trustee, in form and substance satisfactory to the Representatives.

         (e) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the opinion, dated as of Closing Time, of Dewey Ballantine LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in paragraph 1 of Exhibit B and paragraphs 1, 2, 3, 5, 6, 7, 9, 10, 11 and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (f) OFFICERS' CERTIFICATES. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, (A) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the

Company's knowledge, no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission. At the Closing Time, the Representatives shall have received a certificate of an Administrative Trustee of the Trust, dated as of the Closing Time, also to that effect.

         (g) ACCOUNTANTS' COMFORT LETTERS. At the time of the execution of this Agreement, the Representatives shall have received from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letters for each of the Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements, certain financial information and the pro forma financial statements contained in the Registration Statement and the Prospectus.

         (h) BRING-DOWN COMFORT LETTERS. At Closing Time, the Representatives shall have received from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (h) of this
Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (i) APPROVAL OF LISTING. At the Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (j) MAINTENANCE OF RATING. At Closing Time and any relevant Date of Delivery, the Preferred Securities shall be rated at least Baa3 (negative outlook) by Moody's Investors Service, Inc. and BBB- by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and the Company shall have delivered to the Underwriters a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Preferred Securities or any of the Company's debt or preferred securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Preferred Securities or any of the Company's debt or preferred securities.

         (k) CONDITIONS TO PURCHASE OPTION PREFERRED SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Preferred Securities, the representations and warranties of the Trust and the Company contained herein and the statements in any certificates furnished by the Trust or the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, the Representatives shall have received:

                    (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company and of an Administrative Trustee of the Trust, confirming that the certificates delivered at the Closing Time pursuant to Section 5(f) hereof remain true and correct as of such Date of Delivery.

                    (ii) OPINIONS OF SPECIAL COUNSEL FOR COMPANY. The opinions of Paul, Hastings, Janofsky & Walker LLP, special counsel and special tax counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
          Section 5(b)(i) hereof.

                    (iii) OPINION OF COUNSEL FOR COMPANY. The opinion of Alan D. Dietrich, Esq., Vice President Legal Administration of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

                    (iv) OPINION OF SPECIAL DELAWARE COUNSEL FOR THE TRUST AND THE COMPANY. The opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                    (v) OPINIONS OF COUNSEL FOR THE PROPERTY TRUSTEE, THE DEBENTURE TRUSTEE AND THE GUARANTEE TRUSTEE. The opinions of Richards, Layton & Finger, P.A., counsel to the Property Trustee and Guarantee Trustee, and of Seward & Kissel LLP, counsel to the Debenture Trustee, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(d) hereof.

                    (vii) OPINION OF COUNSEL FOR UNDERWRITERS. The opinion of Dewey Ballantine llp, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                    (viii) Bring-down Comfort Letters. A letter from each of Arthur Andersen LLP and PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (l) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and Trust in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (m) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Preferred Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Preferred Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION.

         (a) INDEMNIFICATION OF UNDERWRITERS. Each of the Company and the Trust jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

                    (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Morgan Stanley & Co. Incorporated), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
          (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity shall not apply to any preliminary prospectus or any amendment or supplement thereto to the extent that any such loss, claim, damage or liability results from the fact that any Underwriter sold Preferred Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as supplemented or amended and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectus or amendment or supplement thereto which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) INDEMNIFICATION OF TRUST BY COMPANY. The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever as due from the Trust under Section 6(a) hereunder.

         (c) INDEMNIFICATION OF TRUST, COMPANY, DIRECTORS AND OFFICERS. Each Underwriter severally agrees to indemnify and hold harmless the Company and the Trust, the Company's directors, each of the Company's officers and the Trustees of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Morgan Stanley & Co. Incorporated expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Morgan Stanley & Co. Incorporated, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein; then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Trust on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Preferred Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Preferred Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Trust on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and the Trustees of the Trust who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Preferred Securities set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Trustees of the Trust or any of its other subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Preferred Securities to the Underwriters.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Trust, at any time at or prior to Closing Time or any relevant Date of Delivery (i) if there has been, since the time of execution of this Agreement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any material adverse change or development involving a prospective material adverse change in national or international political, financial or economic conditions, in each case of subclauses (i) and (ii) above the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Preferred Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Preferred Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the Underwriters to purchase and of the Trust to sell the Option Preferred Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Trust to sell the relevant Option Preferred Securities, as the case may be, either the non-defaulting Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

         SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 1585 Broadway, New York, New York 10036, attention of Debt Syndicate Desk; notices to the Trust shall be directed to it c/o the Company at 125 S. Dakota Avenue, Sioux Falls, South Dakota, 57104, attention of Eric R. Jacobsen, with a copy to Paul, Hastings, Janofsky & Walker LLP at the following address through February 28, 2002: 345 California St, San Francisco, CA 94104 and at the following address after February 28, 2002: 55 Second Street, 24th Floor, San Francisco, CA 94105,
Attn: Thomas R. Pollock and notices to the Company shall be directed to it at 125 S. Dakota Avenue, Sioux Falls, South Dakota 57104, attention of Eric R. Jacobsen, with a copy to Paul, Hastings, Janofsky & Walker LLP, 345 California St., San Francisco, CA 94104, Attn: Thomas R. Pollock.

         SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Trust and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Trust and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Trust in accordance with its terms.

                                    Very truly yours,

                                    NORTHWESTERN CORPORATION


                                    By:  /s/ Kipp D. Orme
                                       ----------------------------------
                                       Name:  Kipp D. Orme
                                       Title: Vice President - Finance & CFO



                                    NORTHWESTERN CAPITAL FINANCE III


                                    BY:  NORTHWESTERN CORPORATION,
                                              as Sponsor


                                    By:  /s/ Kipp D. Orme
                                        ---------------------------------
                                         Name:  Kipp D. Orme
                                         Title: Vice President - Finance & CFO






CONFIRMED AND ACCEPTED, as of the date first above written:
MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
SALOMON SMITH BARNEY INC.

By: MORGAN STANLEY & CO. INCORPORATED

By  /s/ Harold J. Hendershot III
   -----------------------------------------
         Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                                              Number of
                                                                                              Preferred
Name of U.S. Underwriter                                                                     Securities
------------------------                                                                     ----------

Morgan Stanley & Co. Incorporated.............................................                522,500
Merrill Lynch, Pierce, Fenner & Smith Incorporated............................                522,500
Salomon Smith Barney Inc......................................................                522,500
Credit Suisse First Boston Corporation........................................                522,500
Prudential Securities Incorporated............................................                522,500
UBS Warburg LLC...............................................................                522,500
ABN AMRO Incorporated.........................................................                 80,000
CIBC World Markets Corp. .....................................................                 80,000
Bear, Stearns & Co. Inc. .....................................................                 30,000
Deutsche Banc Alex. Brown Inc. ...............................................                 30,000
First Union Securities, Inc. .................................................                 30,000
H&R Block Financial Advisors, Inc. ...........................................                 30,000
HSBC Securities (USA) Inc. ...................................................                 30,000
Legg Mason Wood Walker, Inc. .................................................                 30,000
Quick and Reilly, Inc. .......................................................                 30,000
RBC Dain Rauscher Inc. .......................................................                 30,000
Charles Schwab & Co., Inc. ...................................................                 30,000
TD Waterhouse Investor Services, Inc. ........................................                 30,000
Tucker Anthony Incorporated...................................................                 30,000
U.S. Bancorp Piper Jaffray Inc. ..............................................                 30,000
Wells Fargo Van Kasper, LLC ..................................................                 30,000
Advest Inc. ..................................................................                 15,000
Robert W. Baird & Co. Incorporated............................................                 15,000
BB&T Capital Markets, a Division of Scott & Stringfellow, Inc.................                 15,000
William Blair & Company, L.L.C. ..............................................                 15,000
Davenport & Company LLC.......................................................                 15,000
D.A. Davidson & Co. ..........................................................                 15,000
Fahnestock & Co. Inc. ........................................................                 15,000
Fifth Third Securities, Inc. .................................................                 15,000
Gibraltar Securities Co. .....................................................                 15,000
Gruntal & Co., L.L.C. ........................................................                 15,000
J.J.B. Hilliard, W.L. Lyons, Inc. ............................................                 15,000
Janney Montgomery Scott LLC...................................................                 15,000
C.L. King & Associates, Inc. .................................................                 15,000
McDonald Investments Inc., a KeyCorp Company..................................                 15,000
McGinn, Smith & Co., Inc. ....................................................                 15,000
Mesirow Financial, Inc. ......................................................                 15,000
Parker/Hunter Incorporated ...................................................                 15,000
Pershing/ a Division of Donaldson, Lufkin & Jenrette..........................                 15,000
Ryan, Beck & Co. LLC..........................................................                 15,000
Southwest Securities, Inc. ...................................................                 15,000
Stifel, Nicolaus & Company Incorporated.......................................                 15,000
Total.........................................................................              4,000,000
                                                                                    =================


                                    Sch A-1

                                   SCHEDULE B

                              List of subsidiaries


         NorthWestern Growth Corporation
         NorthWestern Capital Corporation
         NorthWestern Services Group, Inc.
         NorthWestern Energy Corporation
         NorthWestern Services Corporation
         NorthWestern Networks, Inc.
         NorthWestern Systems, Inc.
         NorCom Advanced Technologies, Inc.
         Nekota Resources, Inc.
         Grant, Inc.
         LNSI, Inc.
         Coast Energy Capital Corporation
         Cornerstone Propane GP, Inc.
         SYN INC.
         Claremont Gas Corporation
         Expanets, Inc.
         Expanets of North America LLC
         Expanets of Hawaii, Inc.
         Expanets of Indiana, Inc.
         Expanets of Indiana, LLC
         Expanets of Arizona, Inc.
         Expanets of Atlanta, Inc.
         Expanets of California, Inc.
         Expanets of Lancaster, Inc.
         Expanets of Mississippi, Inc.
         Expanets of Nebraska, Inc.
         Expanets of New York, Inc.
         Eagle, An Expanets Company, Inc.
         Expanets of Oklahoma, Inc.
         Expanets of Pacific Northwest, Inc.
         Expanets of San Antonio, Inc.
         Expanets of Tennessee, Inc.
         Blue Dot Services Inc.
         A.J. Perri, Inc.
         A.S.I. Hastings, Inc.
         Air Assurance Co.
         Air Conditioning by Luquire, Inc.
         Air Design, Inc.
         Air Specialist Heating and Air Conditioning Company, Inc. Anytime Plumbing, Inc.
         ATM Acquisition Corp.
         Blue Dot Plumbing Services of New Jersey, LLC


                                     Sch B-1

         Blue Dot Capital Corporation
         Blue Dot Capital Partners LLC
         Blue Dot Licensing, Inc.
         Blue Dot of Florida, Inc.
         Blue Dot Properties, Inc.
         Blue Dot Services Company of Florida
         Blue Dot Services Company of Georgia
         Blue Dot Services Company of Illinois
         Blue Dot Services Company of Kansas
         Blue Dot Services Company of Michigan
         Blue Dot Services Company of Ohio
         Blue Dot Services Company of Washington
         Blue Dot Services of West Trenton (NJ), Inc.
         Brody Heating, Air Conditioning & Electrical Contractors, Inc. Burton Plumbing Services, Inc.
         Calvert-Jones Co., Inc.
         CECS Acquisition Corp.
         Columbus/Worthington Heating and Air Conditioning Company, Inc. Comfort Air Systems, Inc.
         Conditioned Air Associates, Inc.
         Controlling Systems, Inc.
         Dauenhauer & Son Plumbing and Piping Co., Inc.
         Dependable Graham Air Conditioning, Inc.
         Donahue Heating & Air Conditioning, Inc.
         Enviro-Air, Inc.
         Environmental Conditioning, Inc.
         Environmental Services of Charlotte, Inc.
         Environmental Systems and Controls, Inc.
         Environmental Techniques Corporation
         Fast Water Heater Company
         AHAC Acquisition Corp.
         Haslett Heating & Cooling, Inc.
         Hill Heating & Air Conditioning, Inc.
         Horizon Home Services, Inc.
         Huck Heating and Air Conditioning, Inc.
         Ideal Service Company, Inc.
         John's Sewer & Pipe Cleaning, Inc.
         Lindstrom Air Conditioning, Inc.
         Master Controls & Service Company, Inc.
         Metro-Tech Service Co.
         NRS Acquisition Corp.
         PAL Acquisition Corp.
         Poudre Valley Air, Inc.
         Residential Services of Indiana, Inc.
         Ridge Heating, Air Conditioning & Plumbing, Inc.
         Standard Heating & Air Conditioning Co.


                                     Sch B-2

         Tri-County Associates, Inc.
         Wagner Mechanical Inc.
         WSI Acquisition Corp.
         STO Acquisition Corp.
         Steve Stone Air Conditioning, Heating & Plumbing, Inc.
         NorthWestern Energy Development, LLC
         NorthWestern Generation I, LLC
         NorthWestern Montana First Megawatts, LLC
         NorthWestern Energy Marketing, LLC
         Montana Megawatts I, LLC
         NorthWestern Capital Partners, LLC
         NorthWestern Capital Ventures, LLC
         Cornerstone Propane Partners, LP
         Cornerstone Propane, LP
         Cornerstone Sales & Service Corporation
         Cornerstone Holding Corporation
         Coast Energy Global Services, Inc.
         Propane Continental, Inc.
         Flame, Inc.
         Coast Energy Canada, Inc.
         NSJV, LLC
         TankSat Solutions, Inc.

                                     Sch B-3

                                                                     Exhibit A-1



               [Paul, Hastings, Janofsky & Walker LLP Letterhead]



January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.
         as Representatives of the several Underwriters named in
         Schedule A to the Underwriting Agreement described herein, c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

We have acted as counsel to NorthWestern Corporation, a Delaware corporation (the "COMPANY"), and NorthWestern Capital Financing III, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED SECURITIES"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security) (the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities



                                     A-1-1

Guarantee Agreement, the "GUARANTEE AGREEMENTS"), for the benefit of the holders of the Common Securities. The Company has agreed to borrow the proceeds from the issuance and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Section 5(b)(i) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement.

In rendering this opinion, we have examined originals or copies of the following:

(a) the Restated Certificate of Incorporation of the Company filed November 9, 2000, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF INCORPORATION");

(b) the By-Laws of the Company, as amended to February 7, 2001 (the "BY-LAWS"), certified to be effective on the date hereof by the Assistant Secretary of the Company in a Secretary's Certificate, dated the date hereof (the "SECRETARY'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Company in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) resolutions of the Board of Directors and the Offering Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Underwriting Agreement and all other instruments and agreements entered into in connection with the transactions contemplated thereby, certified to be effective on the date hereof by the Assistant Secretary of the Company in the Secretary's Certificate;

(e) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(f) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(g) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(h)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental



                                     A-1-2

                  Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(i) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Securities and Exchange Commission (the "COMMISSION") under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as filed with the Commission (the "PROSPECTUS");

(j)      (i)      the Secretary's Certificate;

         (ii)     the Trustee's Certificate;

         (iii) an Officers' Certificate of Kipp D. Orme, Vice President--Finance and Chief Financial Officer of the Company and Eric R. Jacobsen, Vice President, General Counsel, Chief Legal Officer and Assistant Secretary of the Company, dated the date hereof (the "OFFICERS' CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (iv) a Regular Trustee's Certificate of the Regular Trustee of the Trust, dated the date hereof (the "REGULAR TRUSTEE'S CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (v) an Incumbency Certificate of the Company, dated the date hereof (the "COMPANY INCUMBENCY CERTIFICATE"), delivered to the Underwriters on the date hereof; and

         (iv) an Incumbency Certificate of the Trust, dated the date hereof (the "TRUST INCUMBENCY CERTIFICATE" and, collectively with the Secretary's Certificate, the Trustee's Certificate, the Officers' Certificate, the Regular Trustee's Certificate and the Company Incumbency Certificate, the "CERTIFICATES"), delivered to the Underwriters on the date hereof;

(k) the orders of the Federal Energy Regulatory Commission (the "FERC") issued on June 15, 2000 in Docket Nos. ES00-35-000 and ES00-35-001 and on May 7, 2001 in Docket No. ES01-28-000; and

(l) such other documents and records as we have deemed necessary for purposes of this opinion.



                                     A-1-3

In rendering this opinion we have made the following assumptions, each without any investigation or independent verification, except as otherwise noted, and our opinion is subject to the qualifications set forth below.

Insofar as the opinions expressed in paragraphs 1, 2 and 5 below relate to the Trust or the Trustees or matters which are governed by the Delaware Business Trust Act, we have relied with your permission solely upon the opinion of Richards, Layton & Finger, P.A., a copy of which is attached hereto, without any independent investigation by us in accordance with the Legal Opinion Accord of the American Bar Association.

We have assumed the genuineness of all signatures, the authenticity and completeness of all documents, certificates and instruments submitted to us as originals, the conformity with the originals of all documents, certificates and instruments submitted to us as copies, the authenticity and completeness of such underlying originals and the legal capacity of all individuals executing such documents, certificates and instruments.

We have assumed that there are no oral modifications or written agreements or understandings which limit, modify or otherwise alter the terms, provisions, and conditions of, or relate to, the transactions contemplated by the Financing Agreements.

As to matters of fact relevant or material to this opinion, we have relied without independent investigation on, and assumed the accuracy and completeness of, the Certificates and the representations and warranties of each party made in the Financing Agreements. We have not made an investigation as to, and have not independently verified, the facts underlying the matters covered by the Certificates or such representations and warranties.

The phrases "to our knowledge," "known to us" and the like mean to the current actual knowledge of the attorneys of this Firm who have actively and directly participated in the negotiation and closing of, and who devoted substantive attention to, the transactions contemplated by the Financing Agreements. Where matters are stated to be "to our knowledge," "known to us" or the like, our investigations consisted only of an inquiry of the officers of the Company and the Trustees of the Trust, the results of which are reflected in the Certificates, and a review of the Financing Agreements, and known to us by virtue of our representation of the Company and the Trust with respect to the transactions contemplated by the Financing Agreements. We have not made any investigation of other attorneys of this Firm, of our files or as to the facts underlying the matters covered by the Certificates or the Financing Agreements.

We also have assumed (a) the due authorization, execution, acknowledgement as indicated thereon and delivery of documents recited herein or delivered at the closing (including the Financing Agreements) by each party thereto (other than the Company and the Trust), that each party (other than the Company and the Trust) has taken all other acts necessary for the performance of its obligations under the Financing Agreements, and the validity, binding effect and enforceability thereof, against each party thereto other than the Company and the Trust, (b) that, with respect to all parties (other than the Company and the Trust), each party is validly existing and has full power, authority and legal right to execute and deliver the Financing Agreements to which it is a party and to carry out the transactions contemplated thereunder, and that each is duly qualified and in good standing in each jurisdiction where qualification is




                                     A-1-4
required to the extent that any of the opinions expressed herein would be affected by the failure to so qualify and (c) that each party (other than the Company and the Trust), has complied with any order, rule, regulation or law which may be applicable to such party with regard to any aspect of the transactions contemplated by the Financing Agreements to the extent that any of the opinions expressed herein would be affected by the failure to so comply.

Statements in this opinion as to the validity, binding effect and enforceability are subject to the following qualifications (a) they are limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and transfer, moratorium or other laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity) including, without limitation, standards of materiality, good faith and reasonableness in the interpretation and enforcement of contracts, and the application of such principles to limit the availability of equitable remedies such as specific performance and (b) with reference to, but without limiting in any way, qualification (a) above, provisions indemnifying a party against liability for its own wrongful or negligent acts or otherwise in cases where indemnification could be considered contrary to public policy (including, without limitation, under federal and state securities laws and regulations as interpreted by applicable governmental authorities), provisions waiving defenses or other rights and provisions to the effect that terms of the documents may not be waived or modified except in writing, are or may be unenforceable in whole or in part under applicable law; however, subject to the other qualifications stated herein, such unenforceability will not, in our opinion, make the remedies afforded by the Underwriting Agreement, the Guarantee Agreements, the Declaration, the Indenture and the Debentures, taken as a whole, inadequate for the practical realization of remedies upon a default by the Company or the Trust.

We are members of the Bar of the State of New York and our opinions herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware (based solely on our review of a standard compilation of such law) and the federal law of the United States, and we do not express any opinion as to the laws of any other state or jurisdiction. No opinion is expressed as to choice of law provisions contained in the Financing Agreements. No opinion is expressed as to the effect that the law of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflicts of laws principles or otherwise. We express no opinion as to any county, municipal, city, town or village ordinance, rule or regulation. Except for the opinions in paragraphs 8, 10, 11 and 13 hereof, we express no opinion herein with respect to the application of or compliance with any federal or state securities or blue sky laws or regulations (including, without limitation, any filing or notice requirements thereunder), and for purposes of this opinion have assumed compliance by all parties with such laws and regulations.

We express no opinion except as expressly set forth in the numbered paragraphs below and no opinions shall be implied. We express no opinion as to environmental laws, antitrust or unfair competition laws or the law of fiduciary duty, or the rules and regulations promulgated thereunder. We disclaim any obligation to update any of the opinions expressed herein for events (including changes of law or fact) occurring after the date hereof.

Based upon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:



                                     A-1-5

1. The Preferred Securities have been duly authorized by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Underwriting Agreement, will be validly issued, fully paid and, subject to the qualification set forth below, non-assessable undivided beneficial interests in the assets of the Trust. Under the Declaration and the Delaware Business Trust Act, each holder of Preferred Securities, in such capacity, will be entitled to the same limitation on personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any holder of Preferred Securities who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that, pursuant to the Declaration, holders of Preferred Securities may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

2. Under the Declaration and the Delaware Business Trust Act, the execution and the delivery by the Trust of the Underwriting Agreement, have been duly authorized by all requisite trust action on the part of the Trust.

3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4. The Guarantee Agreements have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

5. The Declaration has been duly authorized, executed and delivered by the Company and constitutes a legal valid and binding obligation of the Company and each of the Trustees, and is enforceable against the Company and each of the Trustees in accordance with its terms.

6. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

7. The Debentures have been duly authorized and executed by the Company and, when the Debentures have been duly authenticated by the Debenture Trustee in accordance with the provisions of the Indenture and delivered against payment of the purchase price as described in the Prospectus, the Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

8. The Indenture, the Preferred Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

9. The execution, delivery and performance of the Underwriting Agreement, the Declaration, the Indenture and the Guarantee Agreements and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, (a) violate or result in the violation of the Certificate of Incorporation or By-Laws of the Company existing on the date hereof or


                                     A-1-6

         (b) violate or result in the violation of any applicable law, statute, rule, regulation, judgment, writ, order or decree known to us of either the federal or New York government or any government instrumentality thereof existing on the date hereof and having jurisdiction over the Company or any of its properties or assets of which we are aware (other than state securities or blue sky laws, as to which we express no opinion and other than federal securities laws, as to which we express no opinion in this paragraph).

10. Based upon the oral advice of the Commission, the Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and we are not aware, after due inquiry, of any stop order suspending the effectiveness of the Registration Statement and, to our knowledge, no proceedings for that purpose have been initiated or are pending or overtly threatened by the Commission.

11. The Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus (excluding the documents incorporated by reference in each of the foregoing), as of their respective effective or issue dates (except for the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement, as to which it is understood we express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

12. The statements set forth in the Prospectus under the captions "Description of the Trust Preferred Securities," "Description of the Subordinated Debentures," "Description of the Preferred Securities Guarantee," "Description of the Trusts' Preferred Securities," "Description of the Guarantees" and "Relationship Among the Preferred Securities, the Subordinated Debt Securities and the Guarantees," the information relating to the Subordinated Debt Securities (as defined in the Prospectus) under the caption "Description of Debt Securities" (other than the information described under "Description of Debt Securities--Option to Accelerate Maturity Date") and the information contained under Item 15 in the Registration Statement insofar as they purport to constitute a summary of matters of law, legal matters or the By-Laws, are correct summaries in all material respects.

13. Neither the Company nor the Trust is, and upon the issuance and sale of the Preferred Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither will be, required to be registered under the Investment Company Act of 1940, as amended.

14. The FERC has issued appropriate authorizations with respect to the issuance of the Guarantees and the Debentures in accordance with the Indenture, the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement; to our knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Guarantees and the Debentures are in conformity with the terms of such authorizations, and no other authorization, approval or consent, or other action by or



                                     A-1-7
         filing with any New York or federal governmental authority or agency or, to our knowledge, any New York or federal court, not already obtained, is legally required for the issuance and sale of the Securities as contemplated by the Financing Agreements, except such as may have been obtained under the 1933 Act, the 1934 Act, the 1939 Act and such as may be required under state securities or blue sky laws (as to which we express no opinion).

We have participated in conferences with directors, officers and other representatives of the Company, the Trustees and other representatives of the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. Although we have reviewed the documents incorporated by reference in the Registration Statement and the Prospectus, we did not participate in their preparation. In addition, we did not undertake to determine or verify independently and, therefore, are not passing upon and do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent specified in paragraph 12 above). Based upon and subject to the foregoing, no facts have come to our attention that have caused us to believe that, the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement).

The opinions and views expressed herein are solely for the information of the addressees in connection with the transactions contemplated by the Financing Agreements, and may not be relied upon in any other context or by any other person, firm or entity, or relied upon or quoted in whole or part or otherwise referred to for any other purpose, nor is it to be delivered to, filed with, or furnished or disclosed to any governmental agency or other person, firm or entity without our prior express written consent.

Sincerely,





                                     A-1-8

                                                                     Exhibit A-2


               [Paul, Hastings, Janofsky & Walker LLP Letterhead]


January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.,
         as Representatives of the several Underwriters named in
         Schedule A to the Underwriting Agreement described herein, c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

We have acted as special tax counsel to NorthWestern Corporation, a Delaware corporation (the "COMPANY"), and NorthWestern Capital Financing II, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED SECURITIES"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security) (the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities Guarantee Agreement, the "GUARANTEE AGREEMENTS"), for the benefit of the holders of the




                                     A-2-1

Common Securities. The Company has agreed to borrow the proceeds from the issuance and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Section 5(b)(i) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement..

In rendering this opinion, we have examined originals or copies of the following:

(a) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(b) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Subordinated Debt Securities Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(e) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Securities and Exchange Commission (the "Commission") under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as filed with the Commission (the "PROSPECTUS"); and

(f) such other documents and records as we have deemed necessary for purposes of this opinion;



                                     A-2-2

         In our examination, we have assumed that (i) the statements concerning the issuance of the Preferred Securities and Debentures referred to in the Registration Statement and Prospectus are true, correct and complete, (ii) the terms of the documents listed in the preceding paragraph will be complied with,
(iii) the factual representations made to us by the Company in its letter to us dated as of the date hereof and delivered to us for purposes of this opinion (the "Representation Letter") are true, correct and complete and (iv) any factual representations made in the Registration Statements, Prospectus or the Representation Letter "to the best knowledge of" or similarly qualified are true, correct and complete without such qualification.

         Based solely upon the foregoing, we are of the opinion that under current United States federal income tax law:

1. The Debentures will be classified for United States federal income tax purposes as indebtedness of the Company.

2. The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association subject to tax as a corporation.

3. Although the discussion set forth in the Prospectus under the heading "Certain United States Federal Income Tax Consequences" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership, and disposition of Preferred Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership, and disposition of Preferred Securities under current law.

Our opinion is limited to the tax matters specifically covered hereby. Our opinion is based upon current statutory, regulatory and judicial authority, any of which may be changed at any time with retroactive effect. We disclaim any undertaking to advise you of any subsequent changes of the matters stated, represented or assumed herein or any subsequent changes in applicable law, regulations or interpretations thereof. Without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other persons for any purpose.

Very truly yours,







                                     A-2-3

                                                                       Exhibit B


                            [NorthWestern Letterhead]

January 31, 2002

Morgan Stanley & Co. Incorporated,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated and
Salomon Smith Barney Inc.,
         as Representatives of the several Underwriters named in Schedule A to the Underwriting Agreement described herein,
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Re: NorthWestern Corporation - 8.10% Trust Preferred Securities of NorthWestern Capital Financing III

Ladies and Gentlemen:

I am the Vice President - Legal Administration of NorthWestern Corporation, a Delaware corporation (the "COMPANY"). In such capacity, I have acted as counsel to the Company and NorthWestern Capital Financing III, a Delaware statutory business trust (the "TRUST"), with respect to the preparation of, and the consummation of the transactions contemplated by, the Underwriting Agreement (the "UNDERWRITING AGREEMENT"), dated as of January 24, 2002, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as Representatives of the several Underwriters named in Schedule A thereto (collectively, the "UNDERWRITERS"), with respect to the issue and sale by the Trust and the purchase by the Underwriters of an aggregate of 4,000,000 shares of the Trust's 8.10% Trust Preferred Securities (liquidation amount $25 per trust preferred security) (the "PREFERRED SECURITIES"). In connection with the issue and sale by the Trust of the Preferred Securities, the Company has entered into an Amended and Restated Declaration of Trust of the Trust, dated as of January 31, 2002 (including Annex I and Annex II thereto, the "DECLARATION"), among the Company, as depositor, the trustees of the Trust named therein (the "TRUSTEES") and the holders, from time to time, of beneficial interests in the assets of the Trust, pursuant to which the Company has agreed to purchase an aggregate of 123,712 shares of the Trust's 8.10% Trust Common Securities (liquidation amount $25 per trust common security)(the "COMMON SECURITIES"). In connection with the issue and sale of the Preferred Securities and the Common Securities, the Company has entered into a Preferred Securities Guarantee Agreement, dated as of January 31, 2002 (the "PREFERRED SECURITIES GUARANTEE AGREEMENT"), between the Company and Wilmington Trust Company for the benefit of the holders of the Preferred Securities, and a Common Securities Guarantee Agreement, dated as of January 31, 2002 (the "COMMON SECURITIES GUARANTEE AGREEMENT" and, together with the Preferred Securities Guarantee Agreement, the "GUARANTEE

AGREEMENTS"), for the benefit of the holders of the Common Securities. The Company has agreed to borrow the proceeds from the issue and sale of the Preferred Securities and the Common Securities and in exchange therefor to issue and sell $103,092,800 aggregate principal amount (the amount being the aggregate stated liquidation amount of the Preferred Securities and the Common Securities) of the Company's 8.10% Junior Subordinated Deferrable Interest Debentures due January 15, 2032 (the "DEBENTURES"). This opinion is rendered at the request of the Company and the Trust pursuant to Sections 5(b)(ii) of the Underwriting Agreement. Except as otherwise defined herein, capitalized terms used in this opinion letter are defined as set forth in the Underwriting Agreement.

In rendering this opinion, I have examined originals or copies of the following:

(a) the Restated Certificate of Incorporation of the Company filed November 9, 2000, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF INCORPORATION");

(b) the By-Laws of the Company, as amended to February 7, 2001 (the "BY-LAWS"), certified to be effective on the date hereof by the Assistant Secretary of the Company in a Secretary's Certificate, dated the date hereof (the "SECRETARY'S CERTIFICATE");

(c) a certificate with respect to the good standing of the Company in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) resolutions of the Board of Directors and Offering Committee of the Board of Directors of the Company authorizing the execution, delivery and performance of the Underwriting Agreement and all other instruments and agreements entered into in connection with the transactions contemplated thereby, certified to be effective on the date hereof by the Assistant Secretary of the Company in the Secretary's Certificate;

(e) the Restated Certificate of Trust of the Trust, dated as of June 30, 1998, as filed in the office of the Secretary of State of the State of Delaware on July 1, 1998, certified as of a recent date by the Secretary of State of the State of Delaware (the "CERTIFICATE OF TRUST");

(f) the Declaration, certified to be effective on the date hereof by a Regular Trustee of the Trust in a Trustee's Certificate, dated the date hereof (the "TRUSTEE'S CERTIFICATE");

(g) a certificate with respect to the good standing of the Trust in the State of Delaware, certified as of a recent date by the Secretary of State of the State of Delaware;

(h)      (i)      the Underwriting Agreement;

         (ii) the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement;

         (iii) the Indenture, dated as of August 1, 1995 (the "BASE INDENTURE"), between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, N.A., as trustee (the "DEBENTURE TRUSTEE"), and the Fourth Supplemental

                  Indenture, dated as of January 31, 2002 (the "SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE" and, collectively with the Underwriting Agreement, the Guarantee Agreements, the Preferred Securities and the Common Securities, the "FINANCING AGREEMENTS"), between the Company and the Debenture Trustee; and

         (iv) the form of the Preferred Securities, the form of the Common Securities and the form of the Debentures;

(i) the Registration Statements on Form S-3 (Nos. 333-58491 and 333-82707) filed by the Company and the Trust with the Commission under the 1933 Act (together, the "REGISTRATION STATEMENT") and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Preferred Securities and the terms of the offering of the Preferred Securities pursuant to the Underwriting Agreement, as first filed with the SEC (the "PROSPECTUS");

(j)      (i)      the Secretary's Certificate;

         (ii)     the Trustee's Certificate;

         (iii) an Officers' Certificate of Kipp D. Orme, Vice President--Finance and Chief Financial Officer of the Company and Eric R. Jacobsen, Vice President, General Counsel, Chief Legal Officer and Assistant Secretary of the Company, dated the date hereof (the "OFFICERS' CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (iv) a Regular Trustee's Certificate of the Regular Trustee of the Trust, dated the date hereof (the "REGULAR TRUSTEE'S CERTIFICATE"), delivered to the Underwriters on the date hereof pursuant to Section 5(f) of the Underwriting Agreement;

         (v) an Incumbency Certificate of the Company, dated the date hereof (the "COMPANY INCUMBENCY CERTIFICATE"), delivered to the Underwriters on the date hereof; and

         (vi) an Incumbency Certificate of the Trust, dated the date hereof (the "TRUST INCUMBENCY CERTIFICATE" and, collectively with the Secretary's Certificate, the Trustee's Certificate, the Officers' Certificate, the Regular Trustee's Certificate and the Company Incumbency Certificate, the "CERTIFICATES"), delivered to the Underwriters on the date hereof;

(k) the orders of the Federal Energy Regulatory Commission (the "FERC") issued on June 15, 2000 in Docket Nos. ES00-35-000 and ES00-35-001 and on May 7, 2001 in Docket No. ES01-28-000; and

(l) such other documents and records as I have deemed necessary for purposes of this opinion.

In rendering this opinion I have made the following assumptions, each without any investigation or independent verification, except as otherwise noted, and my opinion is subject to the qualifications set forth below.

I have assumed the genuineness of all signatures, the authenticity and completeness of all documents, certificates and instruments submitted to me as originals, the conformity with the originals of all documents, certificates and instruments submitted to me as copies, the authenticity and completeness of such underlying originals and the legal capacity of all individuals executing such documents, certificates and instruments.

I have assumed that there are no oral modifications or written agreements or understandings which limit, modify or otherwise alter the terms, provisions, and conditions of, or relate to, the transactions contemplated by the Financing Agreements.

As to matters of fact relevant or material to this opinion, I have relied without independent investigation on, and assumed the accuracy and completeness of, the Certificates and the representations and warranties of each party made in the Financing Agreements. I have not made an investigation as to, and have not independently verified, the facts underlying the matters covered by the Certificates or such representations and warranties.

The phrases "to my knowledge," "known to me" and the like mean to my current actual knowledge and the current actual knowledge of members of my staff who have actively and directly participated in the negotiation and closing of, and who devoted substantive attention to, the transactions contemplated by the Financing Agreements. Where matters are stated to be "to my knowledge," "known to me" or the like, my investigations consisted only of an inquiry of the officers of the Company and the Trustees of the Trust, the results of which are reflected in the Certificates, and a review of the Financing Agreements, and known to me in my capacity as Vice President - Legal Administration of the Company and by virtue of my representation of the Company and the Trust with respect to the transactions contemplated by the Financing Agreements. I have not made any investigation of other employees of the Company or the Trustees of the Trust, of the Company's or the Trust's files or as to the facts underlying the matters covered by the Certificates or the Financing Agreements.

I am a member of the Bar of the States of South Dakota and Nebraska, and my opinions herein are limited to the laws of those States, the General Corporation Law of the State of Delaware (based solely on my review of a standard compilation of such laws) and the federal law of the United States, and I do not express any opinion as to the laws of any other state or jurisdiction. No opinion is expressed as to the effect that the law of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflicts of laws principles or otherwise. I express no opinion as to any county, municipal, city, town or village ordinance, rule or regulation. Except for my opinion in paragraph 13 hereof, I express no opinion herein with respect to the application of or compliance with any federal or state securities or blue sky laws or regulations (including, without limitation, any filing or notice requirements thereunder), and for purposes of this opinion have assumed compliance by all parties with such laws and regulations.

I express no opinion except as expressly set forth in the numbered paragraphs below and no opinions shall be implied. I express no opinion as to environmental laws, antitrust or unfair competition laws or the law of fiduciary duty, or the rules and regulations promulgated thereunder. I disclaim any obligation to update any of the opinions expressed herein for events (including changes of law or fact) occurring after the date hereof.

Based upon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware.

2. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Declaration, the Indenture and the Guarantee Agreements.

3. The Company is authorized as a domesticated foreign corporation to transact business, and is in good standing, in the State of Nebraska and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for the Company's issuance of 3.68 million shares of common stock in October 2001 and subsequent issuances, if any, pursuant to the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus).

5. Each Subsidiary has been duly organized or formed and is validly existing as a corporation or a limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

6. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of capital stock or partnership interests, as the case may be, of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, based solely on a review of the limited partnership agreement of CornerStone, the stock ledger of each of the other Subsidiaries and the Certificates, to my knowledge, all of the capital stock or limited partnership interests, as the case may be, of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or partnership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary.

7. To my knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

8. The execution, delivery and performance of the Underwriting Agreement, the Declaration of Trust, the Indenture and the Guarantee Agreements and the consummation of the transactions contemplated thereunder and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, violate or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xvii) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such violations, breaches or defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect).

9. The FERC has issued appropriate authorizations with respect to the issuance of the Guarantees and the Debentures in accordance with the Indenture, the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement; to my knowledge, after due inquiry, such authorizations are in full force and effect and the issuance of the Guarantees and the Debentures are in conformity with the terms of such authorizations; and no other authorization, approval or consent or other action by or filing with any South Dakota, Nebraska or federal governmental authority or agency or, to my knowledge, any South Dakota, Nebraska or federal court, not already obtained, is legally required for the issuance and sale of the Securities as contemplated by the Financing Agreements, except such as may have been obtained under the 1933 Act, the 1934 Act, the 1939 Act and such as may be required under state securities or blue sky laws (as to which I express no opinion).

10. Except as disclosed in the Registration Statement, to my knowledge, there is not pending or overtly threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any

         Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which would result in a Material Adverse Effect, or which would materially and adversely affect the ability of the Company to consummate the transactions contemplated by the Underwriting Agreement.

11. To my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

12. To my knowledge, there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and insofar as any descriptions of such material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments purport to constitute a summary of the terms thereof, such summaries are correct in all material respects.

13. The documents incorporated by reference in the Prospectus (except for the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement, as to which it is understood I express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

I have participated in conferences with directors, officers and other representatives of the Company, the trustees and other representatives of the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although I did not undertake to determine or verify independently and, therefore, am not passing upon and do not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent specified in paragraph 12 above), no facts have come to my attention that have caused me to believe that, the Registration Statement on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that I express no view with respect to the financial statements, notes and schedules thereto, the other financial, accounting and statistical data derived from the internal financial records of the Company included or incorporated by reference therein or omitted therefrom and Exhibit 25 to the Registration Statement).

The opinions and views expressed herein are solely for the information of the addressee in connection with the transactions contemplated by the Financing Agreements, and is not to be relied upon in any other context or by any other person, firm or entity, or relied upon or quoted in whole or part and not otherwise referred to for any other purpose, nor is it to be delivered to, filed with, or furnished or disclosed to any governmental agency or other person, firm or entity without my prior express written consent.

Sincerely,

                                                                       Exhibit C

                   FORM OF OPINION OF SPECIAL DELAWARE COUNSEL
                     FOR THE TRUST TO BE DELIVERED PURSUANT
                                 TO SECTION 5(c)


         (i) The Trust has been duly formed and is validly existing in good standing as a business trust under the Delaware Act. All filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made. Under the Declaration and the Delaware Act, the Trust has the requisite business trust power and authority to conduct its business, all as described in the Prospectus.

         (ii) The Declaration constitutes a legal, valid and binding obligation of the Company and each of the Trustees, and is enforceable against the Company and each of the Trustees, in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

         (iii) The Preferred Securities have been duly authorized by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Purchase Agreement, will be validly issued, fully paid and, subject to the qualifications set forth in paragraph
(iv) below, non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders of the Preferred Securities to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,
(ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. Under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to any preemptive or other similar rights.

         (iv) Under the Declaration and the Delaware Act, each Preferred Security Holder of the Trust, in such capacity, will be entitled to the same limitation on personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, we express no opinion with respect to the liability of any Preferred Security Holder who is, was or may become a named Trustee of the Trust. Notwithstanding the foregoing, we note that, pursuant to the Declaration, Preferred Security Holders may be obligated to make payments or provide indemnity or security under the circumstances set forth therein.

         (v) The Common Securities have been duly authorized for issuance by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the Declaration and the Common Securities Subscription Agreement, will be validly issued, fully paid undivided beneficial interests in the assets of the Trust and will entitle the holders of the Common Securities to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. Under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to any preemptive or other similar rights.

         (vi) Under the Declaration and the Delaware Act, the Trust has the requisite business trust power and authority to execute and deliver the Purchase Agreement and to perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby. Under the Declaration and the Delaware Act, the execution and delivery by the Trust of the Purchase Agreement, and the performance of its obligations thereunder, have been duly authorized by all requisite trust action on the part of the Trust.

         (vii) We have reviewed the statements made in the Prospectus under the captions "The Trusts" and "NorthWestern Capital Financing III" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

         (viii) No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Trust Securities.

         (ix) The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Purchase Agreement and the Declaration and compliance by the Trust with its obligations thereunder do not violate (i) any provisions of the Declaration or (ii) any applicable Delaware law or Delaware administrative regulation.



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